UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2014

TESORO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 19, 2014, Tesoro Corporation (“Tesoro”) issued a press release announcing that its affiliate, Tesoro Logistics LP (the “Partnership”) has executed a definitive agreement to acquire QEP Resources, Inc.’s wholly owned natural gas gathering and processing business, QEP Field Services, LLC, including its 58% partnership interests in QEP Midstream Partners, LP. The press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On October 20, 2014, Tesoro will jointly participate in conference call with the Partnership, which will be open to the public, to discuss the acquisition. A slide presentation will be provided to any investors who participate in the conference call (the “Slide Presentation”). The Slide Presentation, available on the Partnership’s website at www.tesorologistics.com, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1**	Press release of Tesoro issued on October 19, 2014, announcing acquisition of QEP Field Services, LLC.

99.2**	Slide Presentation dated as of October 20, 2014.

*	Filed herewith
**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2014

TESORO CORPORATION

By:	/s/ STEVEN STERIN
Steven Sterin
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1**	Press release of Tesoro issued on October 19, 2014, announcing acquisition of QEP Field Services, LLC.

99.2**	Slide Presentation dated as of October 20, 2014.

*	Filed herewith
**	Furnished herewith

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